SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

|X|   Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|_|   Definitive Information Statement

                                  iVoice, Inc.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g)

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

            ----------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ----------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:

            ----------------------------------------------------

      5)    Total fee paid:

            ----------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            ----------------------

      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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                                  iVoice, Inc.
                                 750 Highway 34
                            Matawan, New Jersey 07747

          NOTICE OF WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF MEETING

      NOTICE IS HEREBY GIVEN that certain shareholders of iVoice, Inc. (hereinafter referred to as the "Company"), having more than fifty percent (50%) of the total voting shares of the Company, anticipate that they will provide their written consent to the proposed actions as set forth within this Information Statement, no sooner than twenty (20) days following the mailing of this Information Statement, but as soon as practicable thereafter. It is anticipated that the certain shareholder's written consent will cover the following shareholder actions:

1. Amend the Certificate of Incorporation to increase in the Authorized Class A Common Stock Shares to a total of ten billion (10,000,000,000) shares.

2. Amend the Certificate of Incorporation to change the stated par value of the Class A Common Stock Shares from the present $.001 to $.0001 per share.

3. Amend the Certificate of Incorporation to increase in the Authorized Class B Common Stock Shares to a total of fifty million (50,000,000) shares.

4. Amend the Certificate of Incorporation to revise the conversion ratio and voting rights of Class B Common Stock Shares.

5. Amend the Certificate of Incorporation to permit Class B Common Stock Shares to receive dividends upon the declaration of a dividend to Class A Common Stock shareholders.

6. Authorize the merger of the Company into a newly formed corporation in the State of New Jersey for the sole purpose of changing the domicile of the Company from the State of Delaware to the State of New Jersey.

As of November 22, 2002, there were 449,394,342 Class A Common Stock shares outstanding and 354,000 Class B Common Stock shares with each Class B Common Stock share holding 100 votes, or a total of 35,400,000 votes, for any matter that may be voted upon by the shareholders of the Company. Therefore, in the aggregate, on the date hereof, 484,794,342 votes may be voted for any matter that may be voted upon by the shareholders of the Company. This Information Statement will be mailed to all shareholders of record as of November 29, 2002.

By order of the Board of Directors.                            December 30, 2002

Jerome Mahoney
President, Secretary and
Chief Executive Officer
iVoice, Inc.

                                  iVoice, Inc.
                                 750 Highway 34
                            Matawan, New Jersey 07747

                              INFORMATION STATEMENT

This Information Statement, expected to be mailed on or about December 30, 2002, is furnished in connection with certain shareholders of iVoice, Inc. (hereinafter referred to as the "Company" or "us" or "we"), having more than fifty percent (50%) of the total voting shares of the Company, providing their written consent to the proposed actions as set forth in this Information Statement, no sooner than twenty (20) days following the mailing of this Information Statement, but as soon as practicable thereafter.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

As of November 22, 2002, there were 449,394,342 Class A Common Stock shares outstanding and 354,000 Class B Common Stock shares issued and outstanding with each Class B Common Stock share holding 100 votes, or in total 35,400,000 votes, for any matter that may be voted upon by the shareholders of the Company. Therefore, pursuant to Section 228 of the Delaware General Corporation Law, any action required by this chapter to be taken at any annual or special meeting of stockholders of the Company, may be taken without a meeting, if the written consent, setting forth the action so taken, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Pursuant to the Company's Certificate of Incorporation and its By-laws, the written consent of a majority of the outstanding and voting shares of the Company would be required. On November 22, 2002, in the aggregate, there were a total of 484,794,342 votes that may have voted at any meeting of shareholders. A majority of this total equals 242,397,171 votes. This Information Statement will be mailed to all shareholders of record as of November 29, 2002.

Proposal 1 Increase in the Authorized Class A Common Stock Shares

The Board of Directors of the Company has proposed that the number of authorized Class A Common Stock be increased to ten billion (10,000,000,000) shares from the current authorized six hundred million (600,000,000) shares. As of November 22, 2002, there were 449,394,342 Class A Common Stock shares outstanding. In light of the present number outstanding shares, the present common stock price as traded on the NASD OTC Bulletin Board, the number of Class A common stock shares that may be issued pursuant to Equity Line of Credit with Cornell Capital Partners, L.P., the number of Class A common stock shares that may be issued upon the conversion of the outstanding 12% convertible debentures and 8% convertible debentures, the number of the Class A common stock shares that may be issuable pursuant to the conversion of the Class B common stock and the number of Class A common stock shares that may be issuable pursuant to the exercise of the outstanding stock options and warrants, that were previously issued by the Company, the Board of Directors felt that an increase in the authorized Class A Common Stock was warranted. Upon receiving the written consent of more than fifty percent of the total voting shares of the Company, we will file an amendment to the Certificate of Incorporation of the Company to increase the number of authorized Class A Common Stock to ten billion (10,000,000,000) shares.

Proposal 2 Change the stated par value of the Class A Common Stock Shares

The Board of Directors of the Company has proposed that the stated par value of the Company's Class A Common Stock be changed from $.001 to $.0001. The reduction in the par value was necessitated by the drop in the Company's common stock price below the present par value of $.001. As common stock shares may not be issued for below the par value, the management of the Company is compelled to reduce the par value to $.0001. Upon receiving the written consent of more than fifty percent of the total voting shares of the Company, we will file an amendment to the Certificate of Incorporation of the Company to change the stated par value of the Company's Class A Common Stock to $.0001.

Proposal 3 Increase in the Authorized Class B Common Stock Shares

The Board of Directors of the Company has proposed that the number of authorized Class B Common Stock be increased to fifty million (50,000,000) shares from the current authorized 3,000,000 shares. As of November 22, 2002, there were 700,000 shares previously issued with 354,000 shares presently outstanding. We have previously borrowed approximately $2 million form Jerome Mahoney, the President, Secretary and Chief Executive Officer of the Company. This loan may be prepaid, at the option of Mr. Mahoney, into Class A or Class B Common Stock. Under the terms of the promissory note and the present common stock price, the loan may be converted into over 400 million Class B Common Stock shares. Based upon the foregoing, the Board of Directors felt that an increase in the authorized Class B Common Stock was warranted. Upon receiving the written consent of more than fifty percent of the total voting shares of the Company, we will file an amendment to the Certificate of Incorporation of the Company to increase the number of authorized Class B Common Stock to fifty million (50,000,000) shares.

Proposal 4 Revise the conversion ratio and voting rights of Class B Common Stock Shares.

The Board of Directors of the Company has proposed that the conversion ratio of Class B Common Stock Shares be revised whereby upon conversion, each share of Class B Common Stock would be converted into Class A Common Stock Shares calculated by dividing the number of Class B Common Stock Shares being converted by fifty percent (50%) of the lowest price that the Company had previously issued its Class A Common Stock since the Class B Common Stock Shares were issued. . Presently, each share of Class B Common Stock is convertible into one hundred (100) Class A Common Stock Shares. Additionally, the Board of Directors has proposed that each share of Class B Common Stock Share be provided voting rights equal to the conversion formula proposed above. Presently, each Class B Common Stock Share holds the voting rights of one hundred (100) Class A Common Stock Shares.

The Class B Common Stock of the Company is held exclusively by one shareholder, Jerome Mahoney. However, as stated in Proposal 3, Mr. Mahoney continues to loan monies to fund us under the terms of a note that permits him to convert the loan into Class A or Class B Common Stock. In order to induce Mr. Mahoney to continue to loan additional funds to us, the Board of Directors proposed to increase the conversion ratio of Class B Common Stock Shares to Class A Common Stock Shares, (presently at one (1) Class B Common Stock Share converting to one hundred (100) Class A Common Stock Shares), by calculating the number of Class A Common Stock Shares to be issued upon conversion by dividing the number of Class B Common Stock Shares being converted by fifty percent (50%) of the lowest price that the Company had previously issued its Class A Common Stock since the Class B Common Stock Shares were issued. Upon receiving the written consent of more than fifty percent (50%) of the total voting shares of the Company and written consent of more than fifty percent (50%) of the total voting Class B Common Stock Shares, as a separate class, we will file an amendment to the Certificate of Incorporation of the Company to permit each Class B Common Stock Share, at the option of the holder, to be converted into Class A Common Stock Shares calculated by dividing the number of Class B Common Stock Shares being converted by fifty percent (50%) of the lowest price that the Company had previously issued its Class A Common Stock since the Class B Common Stock Shares were issued.

In order to induce Mr. Mahoney to continue to loan additional funds to the Company, the Board of Directors proposed that the Class B Common Stock Shares hold voting rights equal to the number of Class A Common Stock Shares that would be issued upon the conversion of the Class B Common Stock Shares, had all of the outstanding Class B Common Stock Shares been converted on the record date used for purposes of determining which shareholders would vote in such an election. Upon receiving the written consent of more than fifty percent (50%) of the total voting shares of the Company and written consent of more than fifty percent (50%) of the total voting Class B Common Stock Shares, as a separate class, we will file an amendment to the Certificate of Incorporation of the Company to grant voting rights equal to the number of Class A Common Stock Shares that would be issued upon the conversion of the

Class B Common Stock Shares, had all of the outstanding Class B Common Stock Shares been converted on the record date used for purposes of determining which shareholders would vote in such an election

Proposal 5 Permit Class B Common Stock Shares to Receive Dividends

The Board of Directors of the Company has proposed that the Class B Common Stock be given the right to receive dividends and other distributions to shareholders, either in the form of cash or other property, as the Class A Common Stock Shares in the same proportion as the Class B Common Stock conversion and voting rights stated in Proposal 4.

The Class B Common Stock of the Company is held exclusively by one shareholder, Jerome Mahoney. However, as stated in Proposal 3, Mr. Mahoney continues to loan monies to fund the Company under the terms of a note that permits him to convert the loan into Class A or Class B Common Stock. In order to induce Mr. Mahoney to continue to loan additional funds to the Company, the Company would like to put the Class B Common Stock on parity with Class A Common Stock in regards the future declaration of dividends by the Board of Directors. To be consistent with the proposed conversion and voting rights of Class B Common Stock, the Board of Directors felt that it was fair to grant a similar right to dividends. Upon receiving the written consent of more than fifty percent of the total voting shares of the Company and written consent of more than fifty percent (50%) of the total voting Class B Common Stock Shares, as a separate class, we will file an amendment to the Certificate of Incorporation of the Company to permit each Class B Common Stock share to receive dividends or other distributions, as declared, equal to the number of Class A Common Stock Shares that would be issued upon the conversion of the Class B Common Stock Shares, had all of the outstanding Class B Common Stock Shares been converted on the record date established for the purposes distributing any dividend.

Proposal 6 Authorize the merger of the Company into a newly formed corporation in the State of New Jersey for the sole purpose of changing the domicile of the Company from the State of Delaware to the State of New Jersey.

This Proposal seeks shareholder approval of merging the Company into our wholly-owned subsidiary and thereby change our state of incorporation from Delaware to New Jersey. This section of the Information Statement describes material aspects of the plan of reincorporation.

Principal Reasons for the Reincorporation Proposal

The Board of Directors believes that our best interests and those of our shareholders will be best served by changing our state of incorporation from Delaware to New Jersey.

There are many advantages to having the Company domiciled in the State of Delaware. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and adaptable corporation laws, which are periodically updated and revised to meet changing business needs. Furthermore, the Office of the Delaware Secretary of State is staffed with experienced regulators recognized for their efficient and business-sensitive approach to administering the state's laws and regulations. However, despite these benefits, the Board of Directors believes New Jersey offers us a unique opportunity to maximize shareholder value and build long term opportunities for the Company.

Section 170 of the General Corporation Law of the State of Delaware requires that the Board of Directors of the Company may only declare and pay a dividend upon the shares of its capital stock either out of the Company's surplus (retained earnings), or if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. On the other hand, the New Jersey Business Corporation Act permits a corporation to make a "Distribution", defined as a direct or indirect transfer or money or other property, or in other words a dividend, if after giving effect thereto:
(i) the corporation can pay its debts as they become due in the usual course of business and (ii) the corporation's assets are greater than its liabilities. As we have significant negative retained earnings and do not anticipate earning a profit for the foreseeable future, under Delaware law, it will be virtually impossible for us to declare and pay a dividend to our shareholders.

The Board of Directors believes that is must have the ability to declare a dividend to our shareholders; should it believe that the best opportunity to maximize shareholder value would be through a spin-off of some portion of our present or future business. Therefore, the restriction regarding the declaration of dividends under Delaware law appears to offer a significant impediment to possibly maximizing shareholder value. Additionally, as we have all of its operations exclusively within the State of New Jersey, having the Company domiciled in New Jersey would save us from filing corporate tax returns within two states. It is for these reasons that the Board of Directors believes that it is in our interest and our shareholders' interest to change our state of incorporation to New Jersey.

For the foregoing reasons, the Board of Directors believes that our activities, both present and as may be contemplated in the future, can be better managed if we are governed by New Jersey law and that reincorporation as a New Jersey corporation is in our best interest and our shareholders. It should be noted, however, that shareholders in some instances have fewer rights and hence less protection under New Jersey law than under Delaware law. See the discussion under the heading "Shareholders' Rights under New Jersey Law and Delaware Law."

iVoice's Board of Directors has unanimously approved, subject to shareholder approval, a proposal (the "Reincorporation Proposal") to change our state of incorporation from Delaware to New Jersey by means of a merger (the "Reincorporation Merger") of iVoice with and into a newly formed, wholly-owned subsidiary incorporated under New Jersey law under the terms of a merger agreement (the "Reincorporation Merger Agreement"). The subsidiary is named iVoice, Inc., a New Jersey corporation; hereinafter, the merger subsidiary will be referred to as "iVoice New Jersey ". The principal office of iVoice New Jersey will be 750 Highway 34, Matawan, New Jersey 07747

When the shareholders approve this Proposal, iVoice New Jersey will be the surviving corporation after the Reincorporation Merger. A consequence of the Reincorporation Merger will be a change in the law applicable to our corporate affairs from Delaware to New Jersey to law.

The following discussion summarizes certain aspects of this Proposal, including certain material differences between New Jersey law and Delaware law. This summary does not purport to be a complete description of the Reincorporation Merger or the differences between shareholders' rights under New Jersey law and Delaware law. Copies of iVoice's certificate of incorporation, as amended, and our bylaws are available for inspection at our principal office.

Approval of the Reincorporation Merger by the shareholders will also constitute approval of the Reincorporation Merger Agreement , as well as other matters contemplated in the transaction described in this Information Statement. Pursuant to the terms of the Reincorporation Merger Agreement, iVoice New Jersey's certificate of incorporation and bylaws will replace iVoice's certificate of incorporation and bylaws as the charter documents affecting corporate governance and shareholders' rights. For a description of the differences between iVoice's certificate of incorporation and bylaws and iVoice New Jersey's certificate of incorporation and bylaws, see "Comparison of Certain Charter Document Provisions," below.

The approval of this Proposal will affect certain rights of iVoice's shareholders. Accordingly, you are urged to carefully read this Information Statement and the appendices.

PRINCIPAL FEATURES OF THE REINCORPORATION MERGER

Upon the consummation of the Reincorporation Merger, the separate existence of iVoice will cease and iVoice New Jersey, to the extent permitted by law, will succeed to the business, properties, assets and liabilities of iVoice. Each share of common stock of iVoice issued and outstanding immediately prior to the consummation of the merger will, by virtue of the Reincorporation Merger, be converted into one share of common stock of iVoice New Jersey. Upon the consummation of the merger, certificates which immediately prior to the Reincorporation Merger represented common stock of iVoice, including common stock held in the treasury of iVoice, will be deemed for all purposes to represent the same number of shares of iVoice New Jersey common stock. It will not be necessary for shareholders to exchange their existing stock certificates for stock certificates of iVoice New Jersey. Additionally, each share of iVoice's Series B Common Stock issued and outstanding immediately prior to the consummation of the merger will, by virtue of the Reincorporation Merger, be converted into one share of Series B Common Stock of iVoice New Jersey. Upon the consummation of the merger, certificates which immediately prior to the Reincorporation Merger represented shares of Series A Common Stock and Series B Common Stock of iVoice will be deemed for all purposes represent the same number of shares of Series A or Series B Common Stock of iVoice New Jersey. It will not be necessary for shareholders to exchange their existing stock certificates for stock certificates of iVoice New Jersey. The common stock to be issued by iVoice New Jersey will possess the same rights as the stock of the same classes issued by iVoice.

Approval of the Reincorporation Merger will not result in any change in the business, management, assets or liabilities of iVoice. The directors and officers of iVoice will be the directors of iVoice New Jersey following the Reincorporation Merger. After the consummation of the Reincorporation Merger, the iVoice New Jersey common stock will be traded on the NASD OTC Bulletin Board, on which the common stock of iVoice is traded, and will continue to trade under the symbol "IVOC." The delivery of existing stock certificates representing common stock of iVoice will constitute "good delivery" of shares of the iVoice New Jersey common stock in transactions subsequent to the Reincorporation Merger.

Pursuant to the terms of the Reincorporation Merger Agreement, each option and warrant to purchase common stock of iVoice outstanding immediately prior to the consummation of the Reincorporation Merger will become an option or warrant to purchase iVoice New Jersey common stock, subject to the same terms and conditions as set forth in such option or warrant. All employee benefit plans and other agreements and arrangements of iVoice will be continued by iVoice New Jersey upon the same terms and subject to the same conditions as currently in effect.

No federal or state regulatory approvals are required for consummation of the Reincorporation Merger.

In accordance with generally accepted accounting principles, iVoice expects that, following the Reincorporation Merger, the assets and liabilities of iVoice will be carried forward at their recorded historical book values.

COMPARISON OF CERTAIN CHARTER DOCUMENT PROVISIONS

iVoice New Jersey's proposed certificate of incorporation and bylaws are different from iVoice's certificate of incorporation and bylaws. Some differences are primarily the result of differences between Delaware law and New Jersey law. Significant provisions and certain important similarities and differences are discussed below. The following discussion summarizes certain material differences between iVoice's corporate charter documents and iVoice New Jersey's corporate charter documents. This summary does not purport to be a complete description of the charter documents or all of the differences between the certificate of incorporation and bylaws of iVoice and iVoice New Jersey. Further, this summary is qualified in its entirety by reference to: (i) the iVoice certificate of incorporation as currently in effect; (ii) the iVoice bylaws as currently in effect; (iii) the certificate of incorporation of iVoice New Jersey to be filed with the Secretary of State of New Jersey; and (iv) the proposed bylaws of iVoice New Jersey.

Both Delaware and New Jersey law provide that a corporation has the power to issue the number of shares stated in its certificate of incorporation. Such shares may consist of one or more classes and any class may be divided into one or more series. Each class or classes and series may be with or without par value and have such designation and relative voting, dividend, liquidation and other rights, preferences and limitations as stated in the certificate of incorporation.

The authorized capital stock of iVoice currently consists of 600,000,000 shares of Series A Common Stock, $.001 par value, and 3,000,000 shares of Series B Common Stock, no par value and 1,000,000 shares of Preferred Stock, $1.00 par value.

We have decided there is no benefit to have a par value for the Class A Common Stock and therefore the Certificate of Incorporation of iVoice New Jersey will provide that the Class A Common Stock Shares will have no par value. Assuming the increase in the authorized number of shares of Series A and Series B as proposed in this Information Statement is authorized by the shareholders, the capitalization of iVoice New Jersey will consist of 10,000,000,000 shares of Series A Common Stock, no par value, 50,000,000 shares of Series B Common Stock, no par value and 1,000,000 shares of Preferred Stock, $1.00 par value.

The Board of Directors believes that the increase in the authorized shares of common stock from the current level in iVoice's certificate of incorporation to that provided in the iVoice New Jersey charter is in the best interest of iVoice and its shareholders. The Board of Directors believes that the increase in authorized capital is necessary, even if iVoice were to remain a New Jersey corporation, in order to meet possible contingencies and opportunities for which the issuance of common stock may be deemed advisable. From time to time, iVoice has given, and in the future is likely to give, consideration to the feasibility of obtaining funds for appropriate corporate objectives through the public or private sale of equity securities. The ability to issue additional shares of our common stock in any future capital raising endeavor, strategic alliance or expansion transaction, including acquisition transactions, without the costs and delays incident to obtaining shareholder approval before such issuance, is vital to the success of iVoice in a competitive marketplace.

In general, both New Jersey and Delaware law authorize the Board of Directors of a corporation to approve the issuance of additional shares of common stock, without prior notice to or approval by the shareholders, in connection with any transaction which the Board of Directors determines to be in the best interest of the corporation and the shareholders if the issuance of such shares is within the corporation's authorized capital.

A potential effect of the increase in the number of authorized shares of our common stock is that the interests of the existing shareholders of iVoice could be substantially diluted, by way of ownership percentage and voting power, through the issuance of authorized but unissued common stock without shareholder approval. Such dilutive transactions could occur even without an increase in the number of authorized shares, but the potential for such transactions is increased by the authorization of the substantial number of additional authorized but unissued shares of common stock under the iVoice New Jersey certificate of incorporation.

New Jersey law and Delaware law are similar with respect to the manner in which directors may fix the terms of a series of preferred stock. Under both Delaware law and New Jersey law, the certificate of incorporation may authorize the directors to fix the terms of a series of preferred stock and/or provide for different voting rights between series of preferred stock without obtaining shareholder approval. Under both iVoice's current certificate of incorporation and iVoice New Jersey's certificate of incorporation, the Board of Directors is able to exercise such broad discretion in fixing the terms and/or voting rights of a series of preferred stock.

Preemptive Rights

Under both New Jersey and Delaware law, shareholders do not have preemptive rights to purchase shares unless the certificate of incorporation specifically provides for such rights. iVoice's certificate of incorporation and iVoice New Jersey's certificate of incorporation do not provide shareholders with preemptive rights. However, we may grant preemptive rights by agreement with a shareholder or potential shareholder as a term or condition in connection with a proposed issuance, grant or sale of our common stock.

Board of Directors and Committees

Under New Jersey law, a Board of Directors may consist of one or more members as provided in the bylaws and subject to any provision contained in the certificate of incorporation. The participation of directors with a majority vote will constitute a quorum for the transaction of business unless the certificate of incorporation or the bylaws provide otherwise. However, in no event will the quorum be less than one third of the votes of the board. iVoice's bylaws provide that the number of directors of iVoice may not be less than one or more than nine, with the precise number to be fixed by the Board of Directors from time to time. Although the number of directors may be changed, currently, the number of directors has been fixed at three. Elected directors hold office until the next annual meeting and until successors are elected and qualified, subject to earlier death, resignation, incapacity or removal from office. Under iVoice's bylaws, special meetings of the Board of Directors may be called by the president or by the president or the secretary upon the written request of two members of the board. Also pursuant to iVoice's bylaws, a majority of the entire board, or a committee thereof, constitutes a quorum for the transaction of business by the Board of Directors, and an act by a majority of the quorum of directors or committee constitutes an act of the Board of Directors.

Under Delaware law, a Board of Directors of a corporation may consist of one or more members as provided in the bylaws, unless the certificate of incorporation fixes the number of directors. A majority of the total number of directors will constitute a quorum for the transaction of business unless the certificate of incorporation or the bylaws require a greater number. However, unless the certificate of incorporation provides otherwise, the bylaws may provide that a quorum may not be less than one-third of the number of directors. The iVoice New Jersey bylaws provide that the number of directors will be determined by the Board of Directors. Action by a majority of the directors present at a meeting at which a quorum is present is considered to be an act of the iVoice New Jersey board. Each director will hold office until the annual meeting of the stockholders next succeeding his election and until his successor is elected and qualified, subject to earlier death, resignation or removal from office. iVoice's current directors will constitute the initial Board of Directors of iVoice New Jersey and will serve until the first annual meeting of iVoice New Jersey shareholders. iVoice New Jersey's bylaws also provide that special meetings may be called in the same manner as set forth in iVoice's current bylaws.

Delaware law provides that a transaction between a corporation and one or more of its directors or officers or an entity in which one or more of its directors or officers has an interest may not be voided if: (1) the material facts of the relationship or interest are disclosed or known to the board or committee so deciding and the contract or transaction is authorized in good faith by a majority vote of the disinterested directors, even though the number of disinterested directors is less than that needed for a quorum; (2) the material facts of the relationship or interest are disclosed to the shareholders entitled to vote on the matter and a majority of such shareholders approve of the transaction; or (3) the contract or transaction is fair to the corporation at the time it is approved.

A similar provision under New Jersey law prohibits a transaction from being declared void if it is between a corporation and one or more directors or entities in which a director has an interest if: (1) the contract or transaction is fair and reasonable to the corporation at the time it is approved; (2) the fact of the common directorship or interest is disclosed or known to the board and the board approves the contract or transaction by unanimous written consent, if at least one consenting director is disinterested, or by a majority vote of disinterested directors, even though the disinterested directors are less than a quorum; or (3) the fact of the common directorship or interest is disclosed to the shareholders and they approve the contract or transaction.

New Jersey law allows the Board of Directors of a corporation, by resolution adopted by a majority of the entire board, to designate an executive committee or other committee or committees, each consisting of one or more members, with the power and authority (to the extent permitted by law) to act on behalf of the entire board, if the certificate or bylaws so provides. iVoice's bylaws provides for such committees, each consisting of three or more directors. Similarly, Delaware law allows the establishment of committees of the board that consist of one or more members. However, Delaware law does not require authorization for committees to be set forth in the certificate or the bylaws. iVoice New Jersey's bylaws provide that the board may designate an executive committee or other such committees, each consisting of three or more members, with such powers as the board may determine.

Cumulative Voting

iVoice's certificate of incorporation and bylaws do not provide for cumulative voting in the election of directors. Likewise, neither iVoice New Jersey's certificate of incorporation or bylaws provide for any such cumulative voting. Therefore the stockholders of a plurality of the voting power of iVoice New Jersey represented at the meeting will be entitled to elect all of the directors of iVoice New Jersey.

Newly Created Directorships and Vacancies

Under New Jersey law, any vacancy, however caused or created, may be filled by a majority vote of the remaining directors. Any directorship not filled by the board may be filled by the shareholders at a meeting of the shareholders. iVoice's bylaws provide that vacancies, however caused, including vacancies resulting from any increase in the authorized number of directors, may be filled by a majority of the directors then in office or by a sole remaining director. Each director so elected will hold office for the unexpired portion of the term of the director whose place will be vacant, and until his successor is elected and qualified.

Under Delaware law, vacancies and newly created directorships may be filled, in the case of directors elected by all shareholders as a single class, by a majority vote of directors or by the sole remaining director.

Removal of Directors

Under New Jersey law, directors may be removed, subject to certain qualifications, for cause or, unless otherwise provided in the certificate of incorporation, without cause by an affirmative vote of a majority of votes cast by shareholders entitled to vote for the election of directors.

Under Delaware law, directors may be removed, subject to certain qualifications, with or without cause, by an affirmative vote of the majority of shareholders entitled to vote for the election of directors.

Director Liability and Indemnification of Officers and Directors

Both New Jersey law and Delaware law contain provisions and limitations regarding directors' liability and regarding indemnification by a corporation of its officers, directors and employees.

New Jersey law permits a New Jersey corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director or officer. However, no such provision may eliminate or limit the liability of a director or officer for any breach of duty based upon an act or omission: (i) in breach of the director's or officer's duty of loyalty to the corporation or its shareholders,
(ii) not in good faith or involving a knowing violation of law, or (iii) resulting in receipt by such person of an improper personal benefit. Under New Jersey law, corporations are also permitted to indemnify directors in certain circumstances and are required to indemnify directors under certain circumstances. Under New Jersey law, a director, officer, employee or agent may, in general, be indemnified by the corporation if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under New Jersey law, corporations must indemnify a director to the extent the director has been successful on the merits or otherwise in certain proceedings.

Delaware law permits a corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director to the company or its shareholders for monetary damages in the case of a breach of fiduciary duties by a director. However, no such provision may eliminate or limit the liability of a director: (i) in the case of a breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the unlawful payment of dividends or unlawful stock purchase or redemption or other violations of
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Delaware law further provides that no such provision in a certificate of incorporation can eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Under Delaware law, a corporation has the power to indemnify a director against judgments, fines, settlements and expenses in any litigation or other proceeding, other than a derivative suit as discussed below, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The indemnification provisions of Delaware law make mandatory the indemnification of a director to the extent that the director has been successful on the merits or otherwise, thus possibly requiring indemnification of settlements in certain instances. Delaware law also provides that a director may be indemnified by the corporation for expenses of a derivative suit even if he is not successful on the merits. However, the director must have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; this is subject, in the case of an adverse judgment, to court approval.

Amendments to Bylaws

New Jersey law provides that a Board of Directors has the power to make, alter and repeal a corporation's bylaws, unless such power is reserved to the shareholders in the corporation's certificate of incorporation. iVoice's bylaws give the Board of Directors the authority to alter, amend and repeal iVoice's bylaws. Under New Jersey law, the shareholders of the corporation also have the power to make, alter and repeal a corporation's bylaws, including bylaws made by the Board of Directors.

Under Delaware law, the shareholders of a Delaware corporation and, if the certificate of incorporation so provides, the Board of Directors, have the power to adopt, amend or repeal a corporation's bylaws. iVoice Delaware's certificate of incorporation and bylaws grant the Board of Directors the power to adopt, amend or repeal iVoice New Jersey's bylaws.

SHAREHOLDERS' RIGHTS UNDER NEW JERSEY AND DELAWARE LAW

Amendment of Certificate of Incorporation and Bylaws

To amend certain terms of a corporation's certificate of incorporation, New Jersey law allows an amendment to be made by board action alone (for example, an amendment to effect a share dividend). Other general amendments to the certificate of incorporation under New Jersey law require the action of the board with the approval of shareholders holding a majority of the votes cast at a meeting of shareholders entitled to vote thereon (and, if applicable, a majority of the votes cast of each class of stock entitled to vote thereon) unless the corporation's certificate of incorporation requires a greater percentage.

Delaware law requires any proposed amendments to the certificate of incorporation be approved by the shareholders holding a majority of the voting power of the outstanding stock of the corporation (and, if applicable, a majority of the outstanding stock of each class entitled to vote thereon), unless a greater number or proportion is specified in the certificate of incorporation.

Under New Jersey law, a corporation's Board of Directors has the power and authority to make, alter and repeal the corporation's bylaws, unless such power is specifically reserved to the shareholders in the certificate of incorporation. New Jersey law further provides that the shareholders may make, alter or amend the corporation's bylaws and further prescribe that any bylaw made by the shareholders shall not be altered or repealed by the board.

Delaware law provides that, after a corporation has received any payment for its stock, the shareholders shall have the authority to adopt, amend or repeal the corporation's bylaws. However, the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the Board of Directors. The grant of authority to the Board of Directors will not limit the shareholders' power to adopt, amend or repeal bylaws.

Right to Call a Special Meeting of Shareholders

New Jersey law provides that a special meeting of shareholders may be called by the president or by the Board of Directors, or by any shareholder, director, officer or other person as may be provided in the bylaws. Upon application of the holder or holders of not less than ten percent of all the shares entitled to vote at a meeting, the Superior Court of New Jersey, for good cause shown, may order that a special meeting be called.

Delaware law provides that only the Board of Directors or such person or persons as may be authorized by the certificate of incorporation or bylaws may call special meetings of the shareholders. Special shareholder meetings must be called by the President or the Secretary upon the written request of a majority of the Board of Directors or the written request of any shareholder owning shares of the iVoice New Jersey's capital stock, provided that such request must state the purpose(s) of the proposed meeting.

Loans To Directors, Officers or Employees

New Jersey law allows a corporation to lend money to, or guaranty an obligation of, any director, officer or employee of the corporation or any subsidiary whenever the directors determine that such an action may reasonably be expected to benefit the corporation. However, a director who votes for such an action may be held jointly and severally liable if the loan or guaranty is made contrary to the provisions of New Jersey law.

Delaware law permits a corporation to lend money to, or to guaranty an obligation of, an officer or other employee of a corporation or any subsidiary thereof, including an officer or employee who is also a director of the corporation or of its subsidiaries, whenever such loan or guaranty may, in the judgment of the directors, reasonably be expected to benefit the corporation. In contrast to New Jersey law, Delaware law generally does not impose liability on the directors who vote for or assent to a loan to or a guaranty of an obligation of an officer, director or stockholder.

Anti-Takeover Provisions

Generally, under New Jersey law an agreement of merger, or the sale, lease or exchange of all or substantially all of a corporation's assets, must be approved by the corporation's Board of Directors and submitted to the corporation's shareholders for approval; however, New Jersey law does not require submission of certain transactions to the shareholders for approval. When submission to the shareholders is required and unless otherwise provided in the corporation's certificate of incorporation, an affirmative vote of a majority of votes cast at a meeting of the shareholders entitled to vote thereon will approve the agreement of merger or sale, lease or exchange of all or substantially all of the corporation's assets.

New Jersey law provides generally, among other things, that any person making an offer to purchase from shareholders generally in excess of 10% (or such amount which, when aggregated with such person's present holdings, exceeds 10% of any class of equity securities) of any corporation or other issuer of securities organized under the laws of New Jersey must, twenty (20) days before the offer is made, file a disclosure statement with the target company and with the Bureau of Securities of the Division of Consumer Affairs of the New Jersey Department of Law and Public Safety. Such a takeover bid may not proceed until after the receipt by the filing party of permission from the Bureau of Securities. Such permission may not be denied unless the Bureau, after a public hearing, finds that (i) the financial condition of the offeror may jeopardize the financial stability of the target company or prejudice the interests of any employees or shareholders who are unaffiliated with the offeror, (ii) the terms of the offer are unfair or inequitable to the shareholders of the target company, (iii) the plans and proposals of the offeror to make any material change in the target company's business, corporate structure, or management and are not in the interest of the target company's remaining shareholders or employees, (iv) the competence, experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's remaining shareholders or employees to permit the takeover, or (v) the terms of the takeover bid do not comply with the provisions of the New Jersey law.

Chapter 10A of the New Jersey Business Corporation Act, known as the Shareholder Protection Act, generally provides that no resident domestic corporation will engage in any business combination with any interested shareholder for a period of five (5) years following that interested shareholder's stock acquisition date unless the business combination is approved by the Board of Directors prior to that shareholder's stock acquisition date. An interested shareholder, for purposes of the New Jersey law, is any person (other than the resident domestic corporation or its subsidiary) that: (i) is the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting stock of the resident domestic corporation, or (ii) is an affiliate or associate of that resident domestic corporation who, at any time within the five (5) year period immediately prior to the date in question, was a beneficial owner of 10% or more of the voting power of the outstanding stock of the resident domestic corporation. A beneficial owner of the corporation's stock, for purposes of the New Jersey law, is a person that, individually or with or through any of its affiliates or associates: (i) beneficially owns that stock directly or indirectly, (ii) has the right to acquire or vote that stock, or (iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of that stock with any other beneficial owner thereof. An affiliate of a beneficial owner, for purposes of the New Jersey law, is a person that, directly or indirectly through one or more intermediaries controls, or is controlled by or under common control with, the beneficial owner. The "business combinations" at which these provisions are directed include, among other transactions, when the other party is an interested shareholder or an affiliate of the interested shareholder, any merger or consolidation of the New Jersey corporation or any subsidiary; any sale, lease exchange or mortgage, pledge or disposition (in one transaction or a series of transactions) to or with the interested shareholder, or any affiliate or associate of the interested shareholder, of assets having a market value of 10% or more of the aggregate market value of the corporation's assets or its outstanding stock or representing 10% or more of the earning power or income of the corporation; the issuance or transfer of stock (in one transaction or a series of transactions) with an aggregate market value of 5% or more of the aggregate market value of all the corporation's outstanding stock; the adoption of any plan or proposal to liquidate or dissolve the New Jersey corporation pursuant to an arrangement proposed by or an agreement with the interested shareholder, or any affiliate or associate of the interested shareholder; any reclassification of securities, including stock splits, dividends or other stock distributions in respect of stock, or recapitalization pursuant to an arrangement proposed by or an agreement with the interested shareholder, or any affiliate or associate of the interested shareholder, which meets certain requirements; or any receipt by the interested shareholder, or any affiliate or associate of the interested shareholder, of any loans, advances, guarantees, pledges or other financial assistance by or through the corporation.

Additionally, any other business combination with an interested shareholder is prohibited unless any one of the following three conditions is satisfied: (1) the Board of Directors approves the business combination prior to the stock acquisition date of the interested shareholder; (2) the business combination occurs more than five years after the stock acquisition date of the interested shareholder and the shareholders of two-thirds of the voting stock of the resident domestic corporation not beneficially owned by the interested shareholder must approve the business combination by affirmative vote at a meeting called for that purpose; or (3) the business combination occurs more than five years after the stock acquisition date of the interested shareholder and certain price protections are met and other requirements are satisfied.

Under Delaware law, generally, mergers and consolidations require the approval of a majority of the shares outstanding and entitled to vote thereon. A plan of merger must also first be approved by the Board of Directors of each corporation that is a party to the merger and then submitted for a vote of the stockholders of the affected corporations. A plan of merger is approved upon the majority vote of the outstanding shares of each corporation entitled to vote on the merger. Delaware law provides that the stockholders of a corporation are not required to approve a merger if (i) the plan of merger does not amend the corporation's certificate of incorporation in any respect, (ii) each share of stock of that corporation immediately outstanding will continue as one identical share of stock of the surviving corporation after the merger and (iii) either (A) no shares of common stock (or securities convertible into such shares) of the surviving corporation are to be issued or delivered under the plan of merger or
(B) the authorized unissued shares of the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under the plan, do not exceed 20 percent of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Delaware's anti-takeover provision, embodied in Section 203 of the Delaware General Corporation Law, provides that if a person acquires 15% or more of a corporation's voting stock, thereby becoming an interested shareholder for purposes of the Delaware law, that person may not engage in any "business combination," as defined in the statute, with the corporation. However, the restrictions placed on interested shareholders under Delaware law do not apply under certain circumstances. For instance, the restrictions do not apply: (i) if the company's original certificate of incorporation contains a provision by which it expressly elects not to be governed by Section 203, (ii) if the company, by action of its shareholders, adopts an effective amendment to its bylaws or certificate of incorporation expressly electing not to be governed by
Section 203, or (iii) if the business combination is proposed prior to the consummation or abandonment of and after the announcement of a proposed transaction with an independent party that is approved by a majority of the disinterested directors. restrictions contained in Section 203 of the Delaware General Corporation Law.

Dividends

New Jersey law prohibits a corporation from making a distribution to its shareholders if, after giving effect to such distribution, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities.

Delaware law permits a corporation to pay dividends out of any surplus. If it does not have a surplus, a dividend may be paid out of any net profits for the fiscal year in which the dividend is paid or for the preceding fiscal year (provided that such payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets).

Dissolution

New Jersey law and Delaware law each provide that a corporation may be voluntarily dissolved by: (i) the written consent of all its shareholders, or
(ii) the adoption by the corporation's Board of Directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of shareholders, at which meeting the resolution is adopted by the affirmative vote of the majority of votes entitled to vote thereon.

Appraisal Rights

Under New Jersey law, dissenting shareholders who comply with certain procedures are entitled to appraisal rights in connection with the merger, consolidation, sale, lease exchange or other disposition of all or substantially all of the assets of a corporation not in the regular course of business. However, unless the certificate of incorporation otherwise provides, appraisal rights are not provided when: (i) the shares entitled to vote on such transaction are listed on a national securities exchange or held of record by not less than 1,000 shareholders (or shareholders receive in such transaction cash and/or securities which are listed on a national securities exchange or are held of record by not less than 1,000 shareholders), or (ii) no vote of the corporation's shareholders is required for the proposed transaction. iVoice's certificate of incorporation does not contain any provision with respect to appraisal rights.

Under Delaware law, dissenting shareholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers or consolidations. Such appraisal rights are not provided when: (i) the shares of the corporation are listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers or held of record by more than 2,000 shareholders, (ii) shareholders receive only shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers, or held of record by more than 2,000 shareholders, or (iii) the corporation is the surviving corporation and no vote of its shareholders is required for the merger.

Repurchases Of Stock

New Jersey law prohibits a corporation from repurchasing or redeeming its shares if: (i) after giving effect to such repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities, (ii) after giving effect to such repurchase or redemption, the corporation would have no equity outstanding, (iii) the redemption or repurchase price exceeded that specified in the securities acquired, or (iv) such repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation. Under Delaware law, a corporation may repurchase or redeem its shares only if such purchase does not impair its capital. However, under certain circumstances, a corporation may redeem common stock out of capital if such shares will be retired upon redemption and the stated capital of the corporation is thereupon reduced in accordance with Delaware law.

Action Without A Meeting

Under New Jersey law, any action required or permitted to be taken at a meeting of shareholders, unless otherwise provided in the corporation's certificate of incorporation and other than with regard to the annual election of directors, may be taken without a meeting, without prior notice and without a vote, if shareholders entitled to cast at least the minimum number of votes to authorize the action give their written consent. Delaware law provides that, unless otherwise provided by the certificate of incorporation, any action which may be taken at a meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve such action consent in writing.

Inspection of Books and Records

Under New Jersey law, a shareholder of record for at least 6 months immediately preceding his demand or any holder (or a person authorized on behalf of such holder) of at least 5% of the outstanding shares of any class or series shall have the right, upon at least five (5) days written demand, to examine for any proper purpose the corporation's books and records. Under Delaware law, any shareholder upon written demand under oath stating the purpose thereof has the right during usual business hours to inspect for any proper purpose the stock ledger, list of shareholders and other books and records, and to make copies or abstracts therefrom.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION MERGER

The Company will not request a ruling from the United States Internal Revenue Service about the federal income tax consequences of the Reincorporation Merger. However, the Company believes that the Reincorporation Merger will constitute a reorganization under Section 368 of the Internal Revenue Code, as amended (the "Code"). Consequently, holders of the Series A and Series B Common Shares will not recognize any gain or loss for federal income tax purposes from the conversion of their Common Shares into common shares of iVoice New Jersey. For federal income tax purposes, a holder's aggregate basis in the shares of iVoice New Jersey received in the Reincorporation Merger will equal the holder's aggregate basis in the Common Shares converted therefor and such holder's holding period for the iVoice New Jersey common shares received in the Reincorporation Merger will include his holding period in the Common Shares converted therefor.

Likewise, iVoice will not recognize any gain or loss for federal income tax purposes upon the transfer of its property to iVoice New Jersey pursuant to the Reincorporation Merger. In addition, iVoice New Jersey will succeed to and take into account the earnings and profits, accounting method and other tax attributes of iVoice specified in Section 381(c) of the Internal Revenue Code.

Owners of our common stock should consult their own tax advisors as to the application and effect of state, local and foreign income and other tax laws to the conversion of their common stock into shares of iVoice New Jersey common stock pursuant to the Reincorporation Merger.

Item 12. Modification or Exchange of Securities

Our present authorized capital stock currently consists of:

600,000,000 shares               Series A Common Stock, $.001 par value
3,000,000 shares                 Series B Common Stock, no par value
1,000,000 shares                 Preferred Stock, $1.00 par value.

Should Proposals 1 through 5 be approved by the shareholders, our authorized capital stock will consist of:

10,000,000,000 shares            Series A Common Stock, $.001 par value
50,000,000 shares                Series B Common Stock, no par value
1,000,000 shares                 Preferred Stock, $1.00 par value.

After completion of the Reincorporation Merger and pursuant to the Reincorporation Merger Agreement the authorized capital stock of iVoice New Jersey will consist of:

10,000,000,000 shares            Series A Common Stock, no par value
50,000,000 shares                Series B Common Stock, no par value
1,000,000 shares                 Preferred Stock, $1.00 par value.

As a result of the Reincorporation Merger, it is our intention not to materially change any of the existing rights of security holders. Pursuant to the Agreement and Plan of Merger dated October 22, 2002 between iVoice, Inc., a Delaware corporation and iVoice, Inc., a New Jersey corporation:

      The Certificate of Incorporation and By-laws of the Subsidiary that are in force and effect at the Effective Time will be the Certificate of Incorporation and By-laws of the Surviving Corporation until amended pursuant to the provisions thereof and the provisions of the New Jersey Corporation Act.

      Each outstanding share of Class A Common Stock, $.0001 par value, and each outstanding share of Class B Common Stock, no par value, of the Parent will be converted, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, into one fully paid and non-assessable share of Class A Common Stock, no par value, and into one fully paid and non-assessable share of Class B Common Stock, no par value, of the Surviving Corporation, respectively. From and after the Effective Time, each certificate which, prior to the Effective Time, represented shares of common stock of the Parent shall evidence ownership of shares of common stock of the Surviving Corporation. Upon the surrender to the Surviving Corporation of any certificates previously evidencing shares of common stock of the Parent by any holder thereof, the Surviving Corporation shall issue to such holder certificates evidencing an equal number of shares of common stock of the Surviving Corporation.

The Board of Directors believes that is must have the ability to declare a dividend to it shareholders should it find that the best opportunity to maximize shareholder value would be through a spin-off of some portion of its present or future business. Therefore, the restriction regarding the declaration of dividends under Delaware law appears to offer a significant impediment to possibly maximizing shareholder value.

[See Principal Reasons for the Reincorporation Proposal] Additionally, as the Company has all of its operations exclusively within the State of New Jersey, having the Company domiciled in New Jersey would save the Company from filing corporate tax returns within two states. It is for these reasons, that the Board of Directors of the Company believes that it is in the best interest of the Company and its shareholders to change its state of incorporation to New Jersey.

For the foregoing reasons, the Board of Directors believes that the activities of iVoice, both present and as contemplated, can be better managed if iVoice is governed by New Jersey law and that reincorporation as a New Jersey corporation is in the best interest of iVoice and its shareholders. It should be noted, however, that shareholders in some instances have fewer rights and hence less protection under New Jersey law than under Delaware law. [See the discussion under the heading "Shareholders' Rights under New Jersey Law and Delaware Law." and Exhibit 1 entitled "Agreement and Plan of Merger"]

Directors, Executive Officers, Promoters and Control Persons; Compliance With
Section 16(a) of the Exchange Act.

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of its common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission ("SEC") and each exchange on which the Company's securities are registered. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all ownership forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain persons that no Form 5 was required for those persons, the Company believes that, during the year ended December 31, 2002, its officers, directors and greater than ten-percent shareholders complied with all applicable Section 16 filing requirements.

The Company has one director who is also one of the Company's two principal officers. He has served in the position shown since May 1999, and is expected to continue to serve until the next annual meeting of shareholders.

                                                              Period Served as
Name                       Age         Position               Officer\Director
----                       ---         --------               ----------------

Jerome R. Mahoney          41          President, CEO,        5-21-99 to present
                                       Director

Kevin Whalen               38          CFO                    5-16-00 to present

There are no agreements or understandings for the officers or director to resign at the request of another person and the above-named officers and director is not acting on behalf of nor will act at the direction of any other person.

Business Experience

      Jerome R. Mahoney. Mr. Mahoney has been our Chief Executive Officer and our sole director since May 21, 1999. Mr. Mahoney started at Executone Information Systems, a telephone systems manufacturer, and was Director of National Accounts from 1988 to 1989. In 1989, Mr. Mahoney founded Voice Express, Inc., a New York company that sold voicemail systems and telephone system service contracts and installed these systems. Mr. Mahoney sold Voice Express Systems in 1993. From 1993 to

1997, Mr. Mahoney was President of IVS Corp., and on December 17, 1997, he established International Voice Technologies, which we merged with on May 21, 1999. Mr. Mahoney received a B.A. in finance and marketing from Fairleigh Dickinson University, Rutherford, N.J. in 1983.

      Kevin Whalen. Mr. Whalen has been a Certified Public Accountant since 1988 and has over 10 years experience in public accounting and 4 years experience in industry. From 1996 to 2000, he served as the Corporate Controller for Willcox and Gibbs, Inc., a $160 million international sales and distribution company. He was responsible for preparing consolidated analytical statements and SEC filings and managing the company's independent audits, and assisted in the registration of an $85 million public bond offering. From 1986 to 1996, Mr. Whalen was the Tax Supervisor for Curchin and Company, P.A., where he was responsible for compilation and review engagements as well as developing tax-planning strategies for business and individual clientele. Mr. Whalen received a B.S. in Commerce from Rider College, Lawrenceville, N.J. in 1986 and is a member of the American Institute of Certified Public Accountants.

Executive Compensation.

      The following table sets forth compensation information for services rendered by certain of our executive officers in all capacities during the last three completed fiscal years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

                                                                                                      Securities
                                                                   Other Annual     Restricted        Underlying         All Other
Name and Position(s)           Year      Salary($)      Bonus      Compensation       Stock             Options        Compensation
--------------------           ----      ---------      -----      ------------       -----             -------        ------------
Jerome R. Mahoney
  Chief Executive Officer      2001      $211,200      $75,000      $95,100(2)             0                  0         $354,416(6)
     and President             2000      $192,000            0      $34,000(3)             0                  0         $  4,416(6)
                               1999      $180,000            0            0                0                  0         $    578(6)

Kevin Whalen(1)                2001      $ 93,333      $34,000            0         $115,000(4)       1,200,000(5)             0
  Chief Financial Officer      2000      $ 53,333            0            0         $ 20,950(4)         200,000(5)             0
                               1999             0            0            0                0                  0                0

(1) Effective May 16, 2000, Mr. Whalen was promoted to Chief Financial Officer and is not subject to any employment contract with iVoice, Inc.

(2) Represents amounts accrued for reimbursement of income taxes paid by Mr. Mahoney on sales of personal holdings of iVoice Class A common shares, the proceeds of which have been loaned to iVoice.

(3)   Represents accrued and unpaid sales commissions due to Mr. Mahoney.

(4) Represents 1,000,000 Class A common shares granted on March 20, 2001and 50,000 Class A common shares granted on September 20, 2000 and 5,000 Class A common shares granted on June 30, 2000. All shares granted vest with Mr. Whalen three years from the date granted. Total restricted shares held by Mr. Whalen total 1,055,000 valued at $58,025 as of December 31, 2001.

(5) Represents options to purchase 1,000,000 Class A common shares at $.06 granted on June 27, 2001; options to purchase 200,000 Class A common shares at $.10 granted on March 12, 2001, options to purchase 100,000 Class A common shares at $.50 granted on June 30, 2000, options to purchase 50,000 Class A common shares at $.60 granted on May 17, 2000, and options to purchase 50,000 Class A common shares at $.75 granted on May 2, 2000. All options vest 25% per year and expire 5 years from the date of issue. To date, none of these options have been exercised.

(6) Represents $350,000 as reimbursement for the donation of personal holdings of iVoice Class A Common shares donated to charity and $4,416 in life insurance premiums paid on behalf of Mr. Mahoney for the year ending December 31, 2001; $4,416 in life insurance premiums paid on behalf of Mr. Mahoney for the year ending December 31, 2000; and $578 in life insurance premiums paid on behalf of Mr. Mahoney for the year ending December 31, 1999;

Employment Contracts

      On May 1, 1999, the Company entered into a five-year employment agreement with its majority stockholder (the "Executive"). He will serve as the Company's Chairman of the Board and Chief Executive Officer for a term of five years. As consideration, the Company agrees to pay the Executive a sum of $180,000 the first year with a 10% increase every year thereafter. The employment agreement with Mr. Mahoney provides for a severance payment to him of three hundred percent (300%), less $100, of his gross income for services rendered to the Company in each of the five prior calendar years (or shorter period during which the Executive shall have been employed by the Company) should his employment be terminated following a Change in Control, as defined in the agreement.

    Item 11. Security Ownership of Certain Beneficial Owners and Management.

      The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock on October 22, 2002, by
(1) all persons who are beneficial owners of 5% or more of our common stock, (2) each director and nominee, (3) the executive officers named in the "Summary Compensation Table," and (4) all directors and executive officers as a group.

      The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of October 22, 2002, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity. The shares of our Class A common stock represented here include the shares of our Class A common stock that the beneficial holders would directly possess if they converted all shares of our Class B common stock held by them.

SECURITY OWNERSHIP OF MANAGEMENT

Jerome R. Mahoney               Class A common stock       37,135,156(2)(3)(4)    28.43%(1)
c/o iVoice, Inc.                Class B common stock       35,400,000(4)(5)         100%
750 Highway 34
Matawan, New Jersey 07747

Kevin Whalen                    Class A common stock        1,055,000                 *
c/o iVoice, Inc.
750 Highway 34
Matawan, New Jersey 07747

Executive officers and
directors as a group (2
persons)

*     Represents less than 1% of the outstanding class

(1) Based on 254,537,010 outstanding shares of our Class A common stock and 354,000 shares of our Class B common stock, which Class B shares are convertible into 35,400,000 shares of Class A common stock with voting rights of an equal number of Class A Common Stock Shares.

(2) Includes 450,000 shares of our Class A common stock held by Mr. Mahoney's minor children and 354,000 shares of Class B common stock held by Mr. Mahoney that have the voting power of, and may be converted into 35,400,000 shares of Class A common stock.

(3) The shares of Class B common stock held by Mr. Mahoney have the voting power of, and may be converted into 35,400,000 shares of Class A common stock.

(4) Pursuant to the Promissory Note and Security Agreement executed by Mr. Mahoney and iVoice, Inc. on March 20, 2001, Mr. Mahoney may at his option convert amounts owed to him for monies loaned to the Company from the proceeds of stock sales, unpaid compensation, income taxes incurred from the sale of stock unreimbursed expenses and interest on the unpaid balance at an amount equal to one Class B share for each dollar owed. At October 19, 2002, the total balance equaled $2,004,822 representing 2,004,822 Class B common shares and subsequently convertible into 200,004,822 Class A common shares.

Certain Relationships and Related Transactions.

      During the period from June 2000 to date, Jerome R. Mahoney, President and Chief Executive Officer of the Company has sold personal holdings of the Company's Class A common shares and has loaned the proceeds of these sales to the Company to fund its working capital requirements. The Company has executed a promissory note and Security Agreement in favor of Mr. Mahoney.

On July 23, 2002, the board of directors approved amendments to the Promissory Note payable to Jerome Mahoney, iVoice President and Chief Executive Officer, for monies loaned to the Company from the proceeds of stock sales of personal holdings of iVoice Class A common stock, unpaid compensation, income taxes incurred from the sale of Company stock and unreimbursed expenses. The change allows for the conversion of amounts due under the Promissory Note into either
(i) one Class B common stock share of iVoice, Inc., no par value, for each dollar owed, or (ii) the number of Class A common stock shares of iVoice, Inc. calculated by dividing (x) the sum of the principal and interest that the Note holder has decided to prepay by (y) fifty percent (50%) of the lowest issue price of Series A common stock since the first advance of funds under this Note, whichever the Note holder chooses, or (iii) payment of the principal of this Note, before any repayment of interest.

December 30, 2002                       Jerome Mahoney
                                        President, Secretary and
                                        Chief Executive Officer
                                        iVoice, Inc

                                                                       Exhibit 1

                          AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (the "Agreement and Plan of Merger") is entered into as of October 22, 2002, by and between iVoice, Inc., a Delaware corporation (the "Parent") and iVoice, Inc., a New Jersey corporation (the "Subsidiary").

                              PRELIMINARY STATEMENT

The Parent and the Subsidiary deem it advisable and in the best interests of both entities that the Parent be merged with and into the Subsidiary on the terms and conditions set forth in this Agreement and Plan of Merger.

      NOW, THEREFORE, in consideration of the Preliminary Statement and the mutual covenants contained herein, the parties hereto agree as follows:

1. The Parent will be merged with and into the Subsidiary (the "Merger") pursuant to the provisions of the New Jersey Business Corporation Act (the "New Jersey Corporation Act") and the Delaware General Corporation Act (the "Delaware Corporation Act"). The Subsidiary will be the surviving entity (the "Surviving Corporation") from and after the Effective Time (as hereinafter defined) and will continue to exist under its present name pursuant to the provisions of the New Jersey Corporation Act. Upon the Effective Time, the Surviving Corporation shall succeed to all of the rights, privileges, powers and property of the Parent in the manner of and as more fully set forth in the Delaware Corporation Act and the New Jersey Corporation Act. The separate existence of the Parent will cease at the Effective Time in accordance with the provisions of the Delaware Corporation Act.

2. The Certificate of Incorporation and By-laws of the Subsidiary that are in force and effect at the Effective Time will be the Certificate of Incorporation and By-laws of the Surviving Corporation until amended pursuant to the provisions thereof and the provisions of the New Jersey Corporation Act.

3. The directors and officers of the Parent at the Effective Time will be the directors and officers of the Surviving Corporation, all of whom will hold their positions until the election and qualification of their respective successors, or until their tenure is otherwise terminated, as provided in the By-laws of the Surviving Corporation or the New Jersey Corporation Act.

4. Each outstanding share of Class A Common Stock, $.0001 par value, and each outstanding share of Class B Common Stock, no par value, of the Parent will be converted, at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, into one fully paid and non-assessable share of Class A Common Stock, no par value, and into one fully paid and non-assessable share of Class B Common Stock, no par value, of the Surviving Corporation, respectively. From and after the Effective Time, each certificate which, prior to the Effective Time, represented shares of common stock of the Parent shall evidence ownership of shares of common stock of the Surviving Corporation. Upon the surrender to the Surviving Corporation of any certificates previously evidencing shares of common stock of the Parent by any holder thereof, the Surviving Corporation shall issue to such holder certificates evidencing an equal number of shares of common stock of the Surviving Corporation.

5. Any warrants or options to purchase shares of common stock of the Parent outstanding at the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, shall be converted into and become warrants or options to purchase an equal number of shares of common stock of the Surviving Corporation upon the same terms and conditions as are contained in such warrants or options. Upon the surrender to the Surviving Corporation of any instrument previously evidencing warrants or options by any holder thereof, the Surviving Corporation shall issue to such holder an instrument evidencing the right to purchase that number of shares of common stock of the Surviving Corporation equal to the number of shares of common stock of the Parent for which the instrument surrendered was exercisable.

6. Each outstanding share of capital stock of the Subsidiary will be cancelled and retired at the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof.

7. The parties hereto agree that they will cause to be done any and all acts and things, and cause to be executed, delivered, filed, and recorded any and all instruments, papers, and documents prescribed by the laws of the State of New Jersey and the State of Delaware, which are or become necessary, proper, or convenient to effectuate the Merger or to carry out or put into effect any of the provisions of this Agreement and Plan of Merger.

8. The Merger will become effective upon the filing of certificates of merger with the State of New Jersey and the State of Delaware (the "Effective Time"), provided that the Merger shall not become effective unless and until the shareholders of the Parent have approved the Merger in accordance with the Delaware Corporation Act.

9. This Agreement and Plan of Merger shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws; provided, however, that the consummation and effectiveness of the Merger shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the State of New Jersey.

10. It is the intent that this Agreement and Plan of Merger shall be considered a statutory merger and shall be undertaken, as contemplated by Section 368(a)(1)(F) of the Internal Revenue Code (the "Code") and under other applicable section of the Code; that this Agreement and Plan of Merger shall be considered a "plan of reorganization" for such purposes; and that the conversion of the shares of the Parent into shares of the Surviving Corporation shall be considered a non-taxable event pursuant to Section 354 of the Code.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and Plan of Merger as of the day first above written.

iVoice, Inc.
a Delaware corporation

By: s/s Jerome Mahoney
    ---------------------------------
President and Chief Executive Officer


iVoice, Inc.
a New Jersey corporation

By: s/s Jerome Mahoney
    ---------------------------------
President and Chief Executive Officer